EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEYACT OF 2002
     I, Patrick C. S. Lo, Chairman and Chief Executive Officer of NETGEAR, Inc. (the Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	the Quarterly Report of NETGEAR, Inc. on Form 10-Q for the quarter ended July 2, 2006, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 11, 2006

By:	/s/ PATRICK C.S. LO
Patrick C.S. Lo
Chairman and Chief Executive Officer